UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2015

Financial Engines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Enterprise Way, 3rd Floor, Sunnyvale, CA		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 498-6000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

On February 12, 2015, Financial Engines, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company had declared a quarterly cash dividend in the per share amount of $0.07 payable on April 6, 2015 to the stockholders of record on March 23, 2015. The Company’s press release announcing the dividend is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed as part of this Report:

Exhibit Number	Description

99.1	Press Release dated February 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Engines, Inc.

February 12, 2015	By:	/s/ Raymond J. Sims
Name: Raymond J. Sims
Title: Executive Vice President, Chief Financial Officer and Chief Risk Officer